UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3361 Enterprise Way
Miramar,	Florida	33025
(Address of Principal Executive Offices)		(Zip Code)

(954) 430-6600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 6, 2024, VSE Corporation (the "Company") issued a press release reporting its financial results for the third quarter ended September 30, 2024. Additionally, the Company made available related materials to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended if such subsequent filing specifically references this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed on March 6, 2024, Chad M. Wheeler, Group President for the Company's Fleet Segment, notified the Company on February 29, 2024, of his decision to resign from his position as VSE’s Group President for the Fleet Segment, with an effective date to be set later in 2024. Mr. Wheeler’s last day in his role was November 5, 2024. On November 6, 2024, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Wheeler whereby Mr. Wheeler has agreed to provide consulting and advisory services for up to a one-year period. Pursuant to the Consulting Agreement, Mr. Wheeler will receive compensation of $300 per hour for up to a maximum of 35 hours per month in consideration for providing these services. The Company will also pay Mr. Wheeler a lump sum cash bonus of $500,000 (the “Consulting Bonus”) if he continuously provides the consulting services until the earlier of (a) November 6, 2025, and (b) the date on which the Company completes its strategic alternative review process involving the Fleet Segment, as determined by the Company. Payment of the Consulting Bonus will be subject to Mr. Wheeler’s execution of a release of claims in favor of the Company.

Mr. Wheeler’s departure is not related to the operations, policies, or practices of the Company. This disclosure is qualified in its entirety by the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Consulting Agreement, dated November 6, 2024, between Chad M. Wheeler and VSE Corporation.
99.1	Press release dated November 6, 2024, entitled "VSE Corporation Announces Third Quarter 2024 Results."
104	Cover Page Interactive Data File

VSE CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	November 6, 2024	By:	/s/ Adam R. Cohn
Adam R. Cohn
Chief Financial Officer
(Principal Financial Officer)